EXHIBIT 10.112

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

FORM OF CONVERTIBLE NOTE

Trenton, New Jersey

______________, 2008
$________

FOR VALUE RECEIVED, PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of _________________or registered assigns (the “Holder”) the sum of _________, on ________________, 2008 [180 days after the date of issuance] (such date, the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date of this Note (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.  Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in shares of Common Stock at the Conversion Price (as defined below) on the Maturity Date or at the time of conversion of the principal to which such interest relates in accordance with Article I below.  The Borrower shall pay prepaid interest on the Issue Date representing 60 days worth of interest on the Note.

All amounts due hereunder (to the extent not converted into Common Stock by the Holder or redeemed by the Borrower in accordance with the terms hereof) shall be made in shares of Common Stock of the Borrower valued at the then applicable Conversion Price. All payments due hereunder shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.  As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.  Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement between the Holder and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the “Subscription Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

The following terms shall apply to this Note:

1.           CONVERSION RIGHTS

The Holder shall have the following conversion rights with respect to this Note (the “Conversion Rights”):

A.           Holder Right to Convert.  The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the Maturity Date, all or any part of the principal amount of the Note into shares (the “Conversion Shares”) of the Borrower’s Common Stock, at the price per share equal to 80% of the average of the closing bid price for the Borrower’s Common Stock for the 20 days preceding the Conversion Notice, as reported by the exchange on which the Company’s Common Stock is then traded, but in no event less than $0.40 per share (the “Conversion Price”).  No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit “A” to this Note, with appropriate insertions (the “Conversion Notice”), to the Borrower at its address as set forth herein.  The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice.

B.           Mandatory Conversion.

1. If this Note is outstanding in whole or in part on the Mandatory Conversion Date it shall automatically and without any action on the part of the Holder, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date.

2. As used herein, "Mandatory Conversion Date" shall be the Maturity Date of this Note.  The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to herein as the "Conversion Date."

3. On the Mandatory Conversion Date, any amounts outstanding under this Note shall be converted automatically without any further action by the Holder and whether or not this Note surrendered to the Borrower; provided, however, that the Borrower shall not be obligated to issue the shares of Common Stock issuable upon conversion of this Note unless this Note is either delivered to the Borrower or the Holder notifies the Borrower that such Note has been lost, stolen, or destroyed, and executes an agreement satisfactory to the Borrower to indemnify the Borrower from any loss incurred by it in connection therewith.  Upon the occurrence of the automatic conversion of this Note pursuant to this Section, the Holder shall surrender this Note to the Borrower and the Borrower shall deliver the shares of Common Stock issuable upon such conversion to the Holder within three (3) business days of the Holder's delivery of this Note.

C.           Reservation of Common Stock.  The Borrower shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price.  If at any time the Borrower does not have a sufficient number of Conversion Shares authorized and available, then the Borrower shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

D.           Conversion Restrictions.  The Holder may not convert this Note or receive shares of Common Stock hereunder to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Note held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Borrower the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Note is convertible shall be the responsibility and obligation of the Holder.  If the Holder has delivered a Conversion Notice for a principal amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Borrower shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Borrower.  Other Holders shall be unaffected by any such waiver.  No interest shall be paid by the Borrower for any portion of this Note which is not permitted to be converted on any Conversion Date or the Maturity Date because of the conversion restrictions set forth herein.

2.           REDEMPTION

A.           Optional Redemption.  At any time prior to the Maturity Date the Borrower at its option shall have the right, with ten (10)  business days advance written notice (the “Optional Redemption Notice”), to redeem a portion or all amounts outstanding under this Note in an amount equal to the principal amount outstanding and accrued interest being redeemed (the “Optional Redemption Amount”).  The Borrower shall deliver to the Holder the Optional Redemption Amount on the tenth (10th) business day after the Optional Redemption Notice (the “Optional Repayment Date”).

In the event that the Borrower redeems a portion of the amount outstanding under this Note, or the Holder converts a portion of the principal amount outstanding and accrued interest under this Note as contemplated herein, the Borrower shall be entitled to an off-set of the amount of principal and accrued interest due equal to the amount of principal and accrued interest redeemed or converted.

Notwithstanding the foregoing in the event that the Borrower has delivered an Optional Redemption Notice to the Holder the Holder shall still be entitled to effectuate conversions as contemplated under Section 1 until the business day immediately prior to the Optional Payment Date.

B.           Mandatory Redemption.  At any time prior to the Maturity Date the Borrower shall upon a Mandatory Redemption Event (as herein defined) have the obligation, with ten (10)  business days advance written notice (the “Mandatory Redemption Notice”), to redeem all amounts outstanding under this Note in an amount equal to the principal amount outstanding and accrued interest being redeemed (the “Mandatory Redemption Amount”).  The Borrower shall deliver to the Holder the Mandatory Redemption Amount on the tenth (10th) business day after the Mandatory Redemption Notice.  The “Mandatory Redemption Event” shall be the date on which the Company has closed on aggregate gross equity financings of $1 million prior to the Maturity Date.

In the event that the Holder converts a portion of the principal amount outstanding and accrued interest under this Note as contemplated herein, the Borrower shall be entitled to an off-set of the amount of principal and accrued interest due equal to the amount of principal and accrued interest redeemed or converted.

Notwithstanding the foregoing in the event that the Borrower has delivered a Mandatory Redemption Notice to the Holder the Holder shall still be entitled to effectuate conversions as contemplated under Section 1 until the business day immediately prior to the Mandatory Payment Date.

3.           EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

A.           Failure to Pay Principal or Interest.  The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

B.           Conversion and the Shares.  The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

C.           Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

D.           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days;

then, upon the occurrence and during the continuation of any Event of Default specified in Section 3.A or B, upon the delivery of written notice to the Borrower by such Holders (the “Default Notice”), and upon the occurrence of an Event of Default specified in Section 3.C or D, the Notes shall become immediately due and payable (the “Mandatory Prepayment Date”).  On the Mandatory Prepayment Date the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.  If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

Upon an Event of Default, notwithstanding any other provision of this Note, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Note or the sale of the underlying shares of Common Stock.

4.           MISCELLANEOUS

A.           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

B.           Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 427 River View Plaza, Trenton, NJ  08611 facsimile number: (609) 656-0869.  Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

C.           Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

D.           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities Act).  Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, subject to all applicable federal and state securities laws.

E.           Governing Law.  THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

F.           Denominations.  At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

G.   No Preemptive Rights.  Except as provided herein no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Notes, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, Notes or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.

PERFORMANCE HEALTH TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share (“Common Stock”), of Performance Health Technologies, Inc., a Delaware corporation (the “Borrower”) according to the conditions of the convertible Notes of the Borrower dated as of _____________, 2008 (the “Notes”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.  A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion: ___________________________
Applicable Conversion Price: ____________________
Number of Shares of Common Stock to be Issued Pursuant to
Conversion of the Notes: _______________________
Signature:___________________________________
Name:______________________________________
Address: ___________________________________

The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.